UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 10, 2003


                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-20981               33-0485994
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)          Identification No.)


       6339 Paseo del Largo
       Carlsbad, California                                 92009
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:        (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

     On February 10, 2003, Document Sciences Corporation (the "Company") received approval from the Nasdaq Listing Qualifications department to transfer listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. The transfer will become effective at the opening of business on February 18, 2003.

     A copy of the Company's press release dated February 14, 2003, announcing the foregoing, is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

         The following exhibits are filed with this report on Form 8-K:


Exhibit
Number            Description of Exhibit
--------          -------------------------------

99.1 Press release, dated February 14, 2003, announcing that the Company is to transfer listing of its common stock to the Nasdaq Smallcap Market.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2003
                                    DOCUMENT SCIENCES CORPORATION


                                    By: /s/ John L. McGannon
                                       --------------------------------------
                                    Name: John L. McGannon
                                    Its:  President, Chief Executive Officer and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
--------

99.1 Press release, dated February 14, 2003, announcing that the Company is to transfer listing of its common stock to the Nasdaq Smallcap Market.